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Gabriel Mendez <techmangabe@gmail.com>

Re: [#835856209] Google AdSense Support

1 message

adsense-support@google.com <adsense-support@google.com> **Fri, Jul 15, 2011 at 1:13 PM**
To: techmangabe@gmail.com

Welcome to AdSense!

You now have access to your new AdSense account and the AdSense code that you need to place ads on your site. To activate your account and get started with AdSense, follow the steps below. Or, for a detailed walkthrough of everything you need to know as a new AdSense publisher, visit the Newbie Central: http://www.google.com/adsense/support/bin/answer.py?answer=81558&sct=app-12156

We have completed a partial review of your application, and you may begin placing ads on your sites. In order to help you begin using Google AdSense as fast as possible, we will conduct further review when you begin using your account. Note that as soon as ads start appearing on your site, we'll continuously review your account for compliance with our policies. If any violations are detected, your account may be disapproved or ad serving to your pages may be stopped.

STEP 1: Access your account.

Visit http://www.google.com/adsense?hl=en_US&sct=app-12156 and sign in using the email address and password that you submitted with your application. If you've forgotten your password, visit http://www.google.com/adsensepassword . Please also make sure that you have valid contact information in your account.

STEP 2: Create an AdSense ad unit.

Click the "AdSense Setup" tab, select "AdSense for content" as your product, then follow the guided steps to customize and create your ad unit.

STEP 3: Display AdSense ads on your pages.

After you create your ad unit, we'll give you the ad code to paste into the HTML source of your website so that you can show ads. For help adding the code to your pages, visit our Code Implementation Guide at http://www.google.com/adsense/support/bin/answer.py?answer=44511&sct=app-12156. If you don't have access to edit the HTML source of your pages, please contact your webmaster or hosting company.

IMPORTANT NOTES:

* Please don't click on your ads, even to test them -- doing so isn't permitted by the AdSense program policies (https://www.google.com/adsense/policies).

* You can add the AdSense code to a new page or site that complies with our program policies at any time. There's no need to inform us or apply for a new account when you do.

Have more questions? You can find answers in our Help Center at http://www.google.com/adsense/support?sct=app-12156 , or the AdSense blog at http://adsense.blogspot.com?sct=app-12156 . In addition, you can post your questions to the AdSense Help Forum at http://www.google.com/support/forum/p/AdSense?hl=en&sct=app-12156 .

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Customer ID	3198359039	
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